UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2007

VICOR TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51475 (Commission File Number)	20-2903491 (IRS Employer Identification No.)

2300 Corporate Blvd., N.W., Suite 123 Boca Raton, Florida (Address of Principal Executive Offices)	33431 (Zip Code)

(561) 995-7313
(Registrant’s Telephone Number, Including Area Code)

NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On July 10, 2007, Vicor Technologies, Inc. (the “Registrant”) issued a press release announcing that its common stock began trading on the Over-the-Counter Bulletin Board under the symbol “VCRT.” The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On July 12, 2007, the Registrant issued a press release announcing that it had has retained ROI Group LLC to assist in investor relations. The text of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On July 12, 2007, the Registrant issued a press release announcing that its President and CEO, David H. Fater, will be featured in a live interview with Market News First. The text of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Text of press release of Vicor Technologies, Inc. dated July 10, 2007.
99.2	Text of press release of Vicor Technologies, Inc. dated July 12, 2007.
99.3	Text of press release of Vicor Technologies, Inc. dated July 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR TECHNOLOGIES, INC.
Date: July 12, 2007	By:	/s/ David H. Fater
David H. Fater President and Chief Executive and Financial Officer